UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2023 (February 2, 2023)

PALISADE BIO, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33672	52-2007292
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7750 El Camino Real Suite 5200
Carlsbad, California	92009
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 704-4900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PALI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

On February 6, 2023, Palisade Bio, Inc. (the “Company”) issued (i) 81,500 common stock purchase options (“Options”), (ii) 59,500 restricted stock units (“RSUs”), and (iii) 68,700 performance restricted stock units (“PSUs”) to certain officers and members of senior management of the Company (collectively, the “Management Awards”). The Management Awards are all issued as conditional grants and cannot be exercised or exchanged for shares of the Company’s common stock, par value $0.01, until the Company’s shareholders approve the Management Awards as required by Nasdaq Rule 5635. The Management Awards provide that (i) no award can be exercised or converted prior to obtaining shareholder approval, and (ii) the award can be unwound, and the outstanding grants cancelled, if shareholder approval is not obtained. The Management Awards were issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended, by virtue of Section 4(a)(2) thereof and/or Regulation D promulgated thereunder.

Subject to necessary shareholder approval:

1.	the Options (i) have an exercise price of $2.40 per share, the closing price of the Company’s common stock on the grant date, (ii) have a term of ten (10) years, (iii) vest quarterly in equal installments over a three (3) year period, and (iv) have an aggregate value on the grant date of $125,175;
2.	the RSUs vest quarterly in equal installments over a three (3) year period and are valued at $142,800 on the grant date; and
3.	The PSUs are valued at $164,880 on the grant date, have a term of ten (10) years, and vest (i) 50% at such time when the volume weighted average price of the Company’s common stock over a twenty (20) consecutive trading day period is at or greater than $3.20, and (ii) 50% at such time when the volume weighted average price of the Company’s common stock over a twenty (20) consecutive trading day period is at or greater than $4.25.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Operating Officer

On February 2, 2023, the Company appointed Robert McRae as the Company’s Chief Operating Officer. Mr. McRae previously served as the Company’s SVP of Operations and Strategic Development from December 2021 until his appointment as Chief Operating Officer. Except as described herein, there are no arrangements or understandings between Mr. McRae and any other persons pursuant to which he was selected as an officer, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

There are no family relationships between Mr. McRae and any of the directors or officers of the Company or any of its subsidiaries. As an officer of the Company, Mr. McRae will be eligible to participate in the Company’s equity compensation plans, stock purchase plans, and benefit plans, commensurate with his title and position at the Company.

Robert McRae, age 39, was appointed as our Chief Operating Officer effective February 2, 2023. Previously, Mr. McRae served as Palisade Bio’s Senior Vice President of Operations and Strategic Development since December 2021. Prior to joining Palisade Bio, Mr. McRae held multiple positions at Viracta Therapeutics [Nasdaq: VIRX], an oncology focused biotechnology company, including Vice President, Operations and Strategic Alliances (2019-2021), Vice President, Operations (2018-2019), Vice President, Research and Development (2018), and Senior Director, Research and Development Operations and Alliance Management (2017-2018). Prior to Viracta, Mr. McRae held multiple positions at CTI Clinical Trial and Consulting Services, including business development and clinical study management from 2010-2017. Mr. McRae holds a BS in Biological Sciences from Wright State University.

Employment Terms of Robert McRae

Pursuant to Mr. McRae’s appointment as Chief Operating Officer, Mr. McRae will receive a base salary of $400,000 per annum with a target bonus of 40%. The Company anticipates entering into an employment agreement with Mr. McRae.

Amendment to Employment Terms of J.D. Finley

On February 2, 2023, the Board increased the base salary of Mr. Finley, the Company’s Chief Financial Officer and interim Chief Executive Officer, from $440,00 to $490,000 and increased his target bonus to 45% of base salary. The increase in base salary and target bonus was made effective as of October 1, 2022. The Company anticipates entering into an amendment to Mr. Finley’s employment agreement to reflect the foregoing.

Appointment of J.D. Finley to the Board of Directors

On February 2, 2023, the Board appointed J.D. Finley to the Board. Mr. Finley will serve as a Class III member of the Board and will be up for re-election at the Company’s 2023 annual meeting of shareholders. Pursuant to Mr. Finley’s appointment to the Board, the Board expanded the number of directors from seven (7) to eight (8).

There is no arrangement or understanding between Mr. Finley and any other person pursuant to which Mr. Finley was selected as a member of the Board, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There are no family relationships between Mr. Finley and any of the directors or officers of the Company.

J.D. Finley, age 65, has served as the Company’s Chief Financial Officer since April 2021. Previously, Mr. Finley served as Leading Biosciences, Inc’s (the Company’s wholly owned subsidiary and predecessor company) Chief Financial Officer since January 2017 and as a member of board of directors of Leading Biosciences, Inc. (the “LBS Board”) since December 2014. Prior to joining Leading Biosciences, Inc., Mr. Finley was Chief Executive Officer of PointAcross, Inc., a marketing company, from January 2016 to January 2017. Mr. Finley previously co-founded Proteus Capital Partners, Inc., a firm specializing in providing financing for a variety of businesses, and was CFO at Phillips Capital, a broker/dealer firm specializing in private debt and equity capital raises. From March 2011 to June 2012 Mr. Finley was Executive Vice President, and from June 2012 to April 2014, Mr. Finley was President of Goldmail. Mr. Finley received a B.A. in business administration from Boise State University and an M.S. in Taxation from the University of Denver.

Item 8.01	Other Events

On February 8, 2023, the Company issued a press release announcing the appointment of Mr. McRae as Chief Operating Officer and the appointment of Mr. Finley to the Board. A copy of the press release is attached as Exhibit 99.01 hereto.

Item 9.01	Financial Statement and Exhibits.

Exhibit No.	Description
99.01	Press Release dated February 8, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 8, 2023	Palisade Bio, Inc.

/s/ J.D. Finley
		By:	J.D. Finley
Interim Chief Executive Officer